ADVANCED SERIES TRUST

AST Parametric Emerging Markets Equity Portfolio

Supplement dated January 30, 2020 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Parametric Emerging Markets Equity Portfolio (the Parametric Portfolio), as series of Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust's Prospectus and Statement of Additional Information.

New Subadvisory Arrangements and Name Change

I.The Board of Trustees of the Trust (the Board), on behalf of the Parametric Portfolio, approved the following changes: (i) the replacement of Parametric Portfolio Associates® LLC (Parametric) with AQR Capital Management, LLC (AQR), J.P. Morgan Investment Management, Inc. (JPM) and Martin Currie Inc. (Martin Currie) as subadvisers to the Parametric Portfolio; and (ii) changing the name of the Parametric Portfolio to "AST Emerging Markets Equity Portfolio." These changes are expected to become effective on April 27, 2020. The resulting portfolio is referred to as the "Emerging Markets Equity Portfolio." AQR will use a quantitative strategy to manage a portion of the Emerging Markets Equity Portfolio, and JPM and Martin Currie will use fundamental strategies to manage portions of the Emerging Markets Equity Portfolio. The management fee rate paid by the Emerging Markets Equity Portfolio will not change.

To reflect these changes, the Summary Prospectus relating to the Parametric Portfolio is hereby revised as follows, effective April 27, 2020:

A.All references in the Summary Prospectus to the "AST Parametric Emerging Markets Equity Portfolio" are hereby changed to refer instead to the "AST Emerging Markets Equity Portfolio."

B.All references in the Summary Prospectus pertaining to Parametric are hereby removed.

C.The description of the Parametric Portfolio's Principal Investment Strategies in the "INVESTMENTS, RISKS AND PERFORMANCE" section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of issuers: (i) located in emerging market countries or (ii) included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.

A company will be considered to be located in an emerging market country if it is domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore are not included in the MSCI World Index. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. Countries included in the MSCI Emerging Markets Index are considered emerging market countries.

The Portfolio's subadvisers will invest primarily in equity and equity-related securities, which may include common stocks, preferred stock, convertible bonds, other securities convertible into common stock, depositary receipts, real estate investment trusts or securities with similar characteristics, securities of other investment companies, including exchange- traded funds (ETFs) and synthetic foreign equity securities, including international warrants. The Portfolio may invest without limit in foreign securities. The Portfolio may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies, to express investment views, to manage risk exposures or to attempt to mitigate the adverse effects of foreign currency fluctuations. Such transactions may include foreign currency exchange contracts, index futures (including country index futures), equity swaps, index swaps, options and equity-linked securities (such as participation notes, equity swaps and zero strike calls and warrants).

The Portfolio is allocated among three subadvisers. AQR Capital Management, LLC uses a quantitative strategy. J.P. Morgan Investment Management, Inc. uses a fundamental strategy with an income and dividend growth focus. Martin Currie Inc. uses a fundamental strategy with a growth emphasis. The Strategic Investment Research Group of theManager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

D.The table in the "MANAGEMENT OF THE PORTFOLIO" section of the Summary Prospectus is hereby deleted and replaced with the table set forth below:

Investment	Subadvisers	Portfolio Managers	Title	Service Date
Managers
PGIM Investments		Brian Ahrens	Senior Vice	April 2020
LLC			President, Strategic
Investment
Research Group
AST Investment		Andrei O. Marinich,	Vice President,	April 2020
Services, Inc.		CFA	Strategic
Investment
Research Group
		Todd L. Kerin	Vice President,	April 2020
Portfolio Manager
		Saleem Z. Banatwala	Director, Portfolio	April 2020
Manager
	AQR Capital	Clifford S. Asness, PhD,	Portfolio Manager	April 2020
	Management, LLC	MBA
		John M. Liew, PhD,	Portfolio Manager	April 2020
MBA
		Andrea Frazzini, PhD	Portfolio Manager	April 2020

		Ronen Israel, MA	Portfolio Manager	April 2020

		Michael Katz, PhD	Portfolio Manager	April 2020

		Lars N. Nielsen, MSc	Portfolio Manager	April 2020

	J.P. Morgan Investment	Omar Negyal	Executive Director,	April 2020
	Management, Inc.		Portfolio Manager
		Jeffrey Roskell	Managing Director,	April 2020
Portfolio Manager
	Martin Currie Inc.	Alastair Reynolds	Portfolio Manager	April 2020

		Paul Desoisa	Portfolio Manager	April 2020

		Colin Dishington	Portfolio Manager	April 2020

		Andrew Mathewson	Portfolio Manager	April 2020

		Divya Mathur	Portfolio Manager	April 2020

		Paul Sloane	Portfolio Manager	April 2020

Reorganization

II.The Board recently approved the reorganization of the AST AQR Emerging Markets Equity Portfolio (the AQR Portfolio), a series of the Trust, into the Emerging Markets Equity Portfolio (the Reorganization), subject to the approval of the AQR Portfolio's shareholders. It is anticipated that a proxy statement/prospectus relating to the Reorganization will be mailed to AQR Portfolio shareholders on or about June 12, 2020, and that the special meeting of the AQR Portfolio's shareholders will be held on July 15, 2020.

Pursuant to the Reorganization, the assets and liabilities of the AQR Portfolio would be exchanged for shares of the Emerging Markets Equity Portfolio, and AQR Portfolio shareholders would become shareholders of the Emerging Markets Equity Portfolio. No charges would be imposed in connection with the proposed Reorganization. The Emerging Markets Equity Portfolio shares to be received by the AQR Portfolio shareholders in the proposed Reorganization would be equal in value to the AQR Portfolio shares held by such shareholders immediately prior to the proposed Reorganization. Each of the AQR Portfolio and the Emerging Markets Equity Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganization would not result in any adverse federal income tax consequences to either the AQR Portfolio or the Emerging Markets Equity Portfolio, or their respective shareholders. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganization will be completed in, or around, the third quarter of 2020, or as soon as reasonably practicable once shareholder approval is obtained.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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